Related Party Transactions	12 Months Ended
May 31, 2012
Related Party Transactions
Related Party Transactions

F.    RELATED PARTY TRANSACTIONS

From fiscal 1998 through the Recapitalization Transaction, Greenleaf was the Company’s sole external source of debt capital. Through a series of conversions of debt to equity along with open market purchases Greenleaf had acquired beneficial ownership of approximately 44% of the Company common shares.

Immediately prior to the Recapitalization Transaction, the Company was indebted to Greenleaf for approximately $10.6 million including approximately $441,000 of interest expense accrued during fiscal year 2011, but not paid. Greenleaf accepted a cash payment of $2,750,000 and a subordinated note in the amount of $250,000 in full satisfaction of the $10.6 million of indebtedness.

The Company recorded approximately $7.6 million of debt forgiveness as an increase to Shareholders’ Equity and a reduction in debt and accrued interest expense given Greenleaf’s position as a significant shareholder.

In addition, subsequent to the completion of the Recapitalization Transaction, Greenleaf paid the Chief Financial Officer and the former Chief Executive Officer transaction bonuses totaling $540,000 for assisting in the completion of the Recapitalization Transaction. Due to Greenleaf’s ownership position, we recorded these payments as fiscal year 2011 expenses and as an additional equity investment by Greenleaf.